UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  June 6,  1997




                      ELECTRONIC SYSTEMS TECHNOLOGY INC.
                          (A Washington Corporation)

                          Commission File no. 2-92949-S
                   IRS Employer Identification no. 91-1238077

                              415 N. Quay St. #4
                             Kennewick  WA  99336
                     (Address of principal executive offices)


       Registrant's telephone number, including area code:(509) 735-9092




























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ITEM 5.  OTHER EVENTS

  A. ANNUAL STOCKHOLDER MEETING

At the Company's Annual Stockholder Meeting on June 6, 1997, in
Kennewick, Washington the following items were voted on by the stockholders with the following outcomes:

Item #1: Election of Directors:

    Election of Melvin H. Brown as a Director of the Company.
    Votes for: 3,120,330   Votes against:  35,200  Abstaining: 20,200

    Election of Arthur Leighton as a Director of the Company.
    Votes for: 3,100,780   Votes against:  54,500  Abstaining: 20,450

    Election of Robert Southworth as a Director of the Company.
    Votes for: 3,119,780   Votes against:  35,500  Abstaining: 20,450

Item #2: Ratification of Robert Moe & Associates, P.S. as independent auditors of the Corporation for the fiscal year ending December 31, 1997.
    Votes for: 3,125,580   Votes against: 24,300   Abstaining: 25,850

B. CASH DISTRIBUTION TO SHAREHOLDERS

On June 13, 1997, the Company issued a press release regarding the announced one-time, noncumulative, cash distribution authorized by the Company on June 5, 1997. The press release is incorporated by reference, and is attached hereto as exhibit 99.4


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

	Exhibit 99.4  - Press release issued June 13, 1997.
























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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

      /s/ T.L. KIRCHNER

   By: T.L. Kirchner
   President
   Date:  June 13, 1997